Exhibit 10.1

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

THIRD AMENDMENT
TO THE
COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

THIS THIRD AMENDMENT TO THE COLLABORATIVE RESEARCH AND LICENSE AGREEMENT (the “Third Amendment”) is made by and between SENOMYX, INC. (“Senomyx”), a Delaware corporation, having a principal place of business at 11099 North Torrey Pines Road, La Jolla, California 92037, and KRAFT FOODS GLOBAL, INC., a Delaware corporation (“Kraft”) having offices at 801 Waukegan Road, Glenview, IL 60025.

WHEREAS, Senomyx and Kraft entered into that certain Collaborative Research and License Agreement dated as of December 6, 2000, as amended by that certain First Amendment dated May 2, 2002 and that certain Second Amendment dated April 29, 2005, (collectively, the “Agreement”); and

WHEREAS Senomyx and Kraft wish to amend the Agreement to extend the Collaborative Period for the [***] Phase for an additional two (2) year period in the manner set forth in this Third Amendment and otherwise to provide for certain agreements by the parties as set forth herein (capitalized terms used but not otherwise defined in this Third Amendment shall have the meanings given such terms in the Agreement).

NOW, THEREFORE, in consideration of the foregoing premises and of the covenants, representations and agreements set forth below, the parties hereby agree to amend the Agreement as follows:

1.             Section 3.3(B) of the Agreement is hereby amended and restated in its entirety as follows:

“(B)  Product Commercialization Plan.  Within [***] of selection of the Selected Compound, Kraft will prepare a detailed Product Commercialization Plan for approval by the Steering Committee, which will be made a part of the minutes of the Steering Committee.  The Product Commercialization Plan will include commercially reasonable timelines (which if commercially reasonable will provide for the commercialization of Products within [***]) and levels of diligence necessary for Kraft to maintain the respective co-exclusive and exclusive licenses, as provided for under Section 10 of the Agreement.”

***Confidential Treatment Requested

2.             Section 9.3.1 of the Agreement is hereby amended and restated in its entirety as follows:

“Royalty for [***] Products.  Kraft will pay to Senomyx the following earned royalties during the Royalty Term beginning on the date that Patent Rights Controlled by Senomyx or its Affiliates arise claiming the composition of matter, or manufacture (if such method of manufacture is used by Kraft or Kraft’s manufacturer) or use of a Selected [***] Compound that Kraft incorporates or has incorporated into a [***] Product made, used, or sold by Kraft in the country covered by such Patent Rights and ending on the date that such Patent Rights for such Selected [***] Compound (i) expire or are canceled, (ii) are declared invalid or unenforceable by an unreversed and unappealable decision of a court or other appropriate body of competent jurisdiction, (iii) are admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, or (iv) are abandoned:

(A)                              With respect to sales during the first one (1) year period following the date of the First Commercial Sale of a [***] Product(s), Kraft will pay Senomyx a royalty equal to [***] on total annual Net Sales of each [***] Product(s); and

(B)                                With respect to sales after the one year anniversary of the First Commercial Sale of a [***] Product(s), Kraft will pay Senomyx a royalty equal to [***] on total annual Net Sales of each [***] Product(s).

Multi-Component [***] Product.  If a [***] Product in Field III is combined and sold in the form of a multi-component product containing ingredients, which ingredients themselves are not in Field III, then Kraft will be entitled to adjust the royalties paid to Senomyx under Section 9.3.1 by adjusting the Net Sales on which the royalties are based.  In such event, the Net Sales base will be adjusted by the following percentage: [***].”

3.             Section Section 9.5 of the Agreement is hereby amended and restated in its entirety as follows:

“9.5        Manufacturing and Capital Credits.  Kraft may in its sole discretion, manufacture or enter into supply and manufacturing agreements with a mutually agreed upon Third Party regarding Selected Compounds; provided, however, that Senomyx will have the right of first negotiation and refusal to manufacture any such Selected Compounds, subject to provisions of cost, quality and quantity.  At the request of Kraft, Senomyx will grant a license to any Third Party hired by Kraft as necessary solely to manufacture Selected Compound under this Agreement.  Senomyx will [***]. The parties agree that a goal for the manufacturing cost of each Selected Compound is to be [***], which is equivalent to [***].  If the manufacturing cost of Selected Compound [***], then such costs [***].”

4.             The following definitions of Appendix A of the Agreement are hereby amended and restated herein. All other definitions in the Agreement will remain unchanged.

“Collaborative Period” means (i) in the case of the [***] Phase the period beginning on the Effective Date and ending three (3) years thereafter, unless terminated earlier in

***Confidential Treatment Requested

accordance with Section 15; (ii) in the case of the [***] Phase the period beginning on the Effective Date and ending three (3) years thereafter, unless terminated earlier in accordance with Section 15; and (iii) in the case of the [***] Phase, the period beginning on the First Amendment Effective Date and ending July 30, 2007, unless terminated earlier in accordance with Section 15.

“Dessert Category” means [***] desserts.

“[***] Category” means [***].

“Field III” means the [***] Category and the Dessert Category.

“Patent Rights” means all of the patents and patent applications described subsequently herein and the rights associated with all U.S. and foreign (including regional authorities such as the European Patent Office) utility, design, or provisional patents or patent applications, including any continuation, continuation-in-part, or division thereof or any substitute application therefore or equivalent thereof, and any patent issuing thereon, including any reissue, reexamination or extension thereof and any confirmation patent or registration patent or patent of additions based on any such patent.

“Regulatory Approval Date” means the date in a particular country that a regulatory approval is granted that will allow a Selected Compound(s) to be sold in such country in the applicable Product.

5.             For avoidance of doubt, during the two (2) year extension of the Collaborative Period for the [***] Phase resulting from this Third Amendment, research funding for the [***] Phase will continue at the annual rate of [***].

6.             Senomyx has an existing collaboration with a Third Party for the discovery of compounds that [***] in [***].  Senomyx agrees to commence commercially reasonable efforts [***] and will continue such efforts [***] to [***] from such Third Party [***] to the [***] and to amend this Collaborative Research and License Agreement to [***] Compounds for use in the [***] without any [***] other than [***] detailed herein for [***] Products.

7.             Subject to prior written approval of Kraft, Senomyx will issue a press release to announce the execution of this Third Amendment and the material terms. Thereafter, Kraft and Senomyx may each disclose to Third Parties the information contained in such press release without the need for further approval by the other party.

8.             Except as specifically amended by this Third Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

9.             This Third Amendment will be governed by the laws of the State of California, as such laws are applied to contracts entered into and to be performed entirely within such State.

10.          This Third Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

***Confidential Treatment Requested

IN WITNESS WHEREOF, the parties have executed this Third Amendment effective as of July 29, 2005.

KRAFT FOODS GLOBAL, INC.

By:	/s/ Jean E. Spence

Title:	Executive Vice President

Date:	7/29/05

SENOMYX, INC.

By:	/s/ Kent Snyder

Title:	President and CEO

Date:	7-29-05